American Century ETF Trust
Statement of Additional Information (SAI) Supplement
Avantis® All Equity Markets ETF
Avantis® All Equity Markets Value ETF
Avantis® All International Core Equity ETF
Avantis® All International Markets Equity ETF
Avantis® All International Markets Value ETF
Avantis® Core Fixed Income ETF
Avantis® Core Municipal Fixed Income ETF
Avantis® Credit ETF
Avantis® Emerging Markets Equity ETF
Avantis® Emerging Markets ex-China Equity ETF
Avantis® Emerging Markets Small Cap Equity ETF
Avantis® Emerging Markets Value ETF
Avantis® Inflation Focused Equity ETF
Avantis® International Equity ETF
Avantis® International Large Cap Value ETF
Avantis® International Small Cap Equity ETF
Avantis® International Small Cap Value ETF
Avantis® Moderate Allocation ETF
Avantis® Real Estate ETF
Avantis® Responsible Emerging Markets Equity ETF
Avantis® Responsible International Equity ETF
Avantis® Responsible U.S. Equity ETF
Avantis® Short-Term Fixed Income ETF
Avantis® Total Equity Markets ETF
Avantis® U.S. Core Equity ETF
Avantis® U.S. Equity ETF
Avantis® U.S. Large Cap Equity ETF
Avantis® U.S. Large Cap Value ETF
Avantis® U.S. Mid Cap Equity ETF
Avantis® U.S. Mid Cap Value ETF
Avantis® U.S. Quality ETF
Avantis® U.S. Small Cap Equity ETF
Avantis® U.S. Small Cap Value ETF

Supplement dated September 28, 2026 ■ SAI dated May 5, 2026

The following replaces the Other Investment Companies section on page 25 of the SAI:
Other Investment Companies
Each of the funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, other exchange-traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to:
•3% of the total voting stock of any one investment company;
•5% of the fund’s total assets with respect to any one investment company; and
•10% of a fund’s total assets in the aggregate.
Such exceptions may include reliance on Rule 12d1-4 and Section 12(d)(1)(F) of the Investment Company Act. These provisions, subject to certain requirements, would permit a fund to invest in affiliated investment companies (other American Century mutual funds and ETFs) and unaffiliated investment companies in excess of the limitations described above.
A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

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